Beijing Beiyuan Law Firm
北京北元律师事务所

25 Xutucheng Road, Culture Building, Rm204
Haidian District, Beijing 100022 PRC
中国北京西土城路25号文化楼204室
Tel: (8610) 62271655; Fax: (8610) 86865138
电话：（8610）62271655；传真：（8610）86865138
E-mail: lawyerljf@sina.com
Website: www.beiyuanlaw.com

November 17, 2011

Xunna Information Technology Inc.
700 S Henderson RD STE 202
King Of Prussia, PA 19406 USA

Dear Ladies and Gentlemen:
尊敬的先生们和女士们：

We are qualified lawyers of the People's Republic of China (the "PRC") and are qualified to issue an opinion on the laws and regulations of the PRC.
我们是中华人民共和国（“中国”）的授予资格的律师，并有资格对中国的法律和法规发表意见。

We have acted as PRC counsel for Xunna Information Technology Inc. (the "Company" or "Xunna"), a company incorporated under the laws of the State of Nevada, in connection with Chinese law issues commented on November 9, 2011 letter by the US Securities and Exchange Commission to the Company's Registration Statement on Form S-1. In so acting, we have reviewed the Form S-1 and the comment letter dated on November 9 and examined related laws and regulations as we have deemed necessary or advisable for the purposes of rendering this opinion.
我们已经接受讯纳信息科技公司（“本公司”或“Xunna”）委托——一家根据内华达州法律注册成立的公司，作为中国律师就美国证监会2011年11月9日发出的信中对本公司的登记报告评论的中国法律相关问题提供法律意见。在这样做时，我们审查了登记报告和2011年11月9日的信，并查阅了我们认为为提供本法律意见的目的所必须和明智的相关的法律法规。

The following terms as used in this opinion are defined as follows:
在这个意见中所使用的下列术语的定义如下：

"Governmental Agency" means any national, provincial or local government agency, body or any other regulator in the PRC.

"政府机构"是指在中国的任何国家、省或地方的政府机构、团体或任何其他监管机构。

"Governmental Authorizations" means licenses, consents, authorizations, sanctions, permissions, declarations, approvals, orders, registrations, clearances, annual inspections, waivers, qualifications, certificates and permits from, and the reports to and filings with, PRC Government Agencies.

"政府授权"是指来自、报告给和提交给政府机构的许可证、同意、授权、裁决，许可、宣告、批准、命令、登记、清理、年检，减免、资格、证书和许可证。

"Material Adverse Effect" means a material adverse effect on the general affairs, management, condition (financial or otherwise), results of operations, shareholder equity or business prospects of the Company, its subsidiaries and variable interest company, taken as a whole.

"重大不利影响"是指对一般事务、管理，状况（财务或其他）、经营业绩，股东权益或公司的业务前景，其子公司和可变利益实体，作为一个整体的实质的不利影响。

"PRC Laws" means all laws, statutes, regulations, orders, decrees, notices, circulars, judicial interpretations, and subordinary legislations of the PRC.

"中国法律"是指所有的中国的法律、法规、规章、命令、法令、通知、通告、司法解释和地方立法。

"PRC Company Laws" means PRC Company law, Sino-foreign Joint Enterprise Law, Sino-foreign Cooperative Enterprise Law, Wholly Foreign Owned Enterprise Law, its carry-out regulations, notices, circulars, and judicial interpretations.

"中国公司法"指中国公司法、中外合资经营企业法、中外合作经营企业法、外商独资企业法及其实施细则、通知、通告和司法解释。

Based on the foregoing, we are of the opinion that:

基于上述，我们认为：

Xunna may provide service to clients in the PRC through its representative office's promotion and liaison in the PRC without incorporating legal entity or branch in the PRC. According to the Regulations on Administration of Registration of Resident Offices of Foreign Enterprises ("ROFE"), "representative office can only engage in the activities related to the business of foreign enterprises as follows: (1) market surveys, displays and campaigns related to the products or services of foreign enterprise; and (2) liaison activities connected with sales of the product of foreign enterprise, service providing, domestic procurement and investment." Legally, once clients are identified in the PRC through representative office, Xunna, as foreign entity, will sign service contracts such as website design and building service contract with clients in the PRC and provide service in the US or outsource service somewhere to clients in the PRC. Clients in the PRC will directly pay Xunna in Xunna's US bank account rather than pay to its representative office.

Xunna可以通过其代表处在中国的推广和联络，在没有成立中国的法律实体的情况下，向客户提供服务。根据《外国企业常驻代表机构登记管理条例》（"ROFE"），代表处只能从事与外国企业业务相关的如下活动：（1）市场调查、推广和宣传

外国企业的产品或服务;（2）与外国企业产品销售、服务提供、国内并购和投资相关的联络活动。在中国，一旦客户通过其代表处被识别，Xunna，作为外国法律实体，将会与中国的客户签署服务合同。比如，与位于中国的客户签订网站设计和建设服务合同，在美国或在某国外包向位于中国的客户提供服务。在中国的客户将直接支付Xunna在美国的银行帐户，而不是支付其代表处。

Under Catalogue for the Guidance of Foreign Investment Industries ("Catalogue"), there are three categories of industries to be provided for: encouragement, limitation, and prohibition. Only under prohibition category is Internet industry mentioned and there is no mention of website design and building service under Catalogue. Under the category of prohibition of Catalogue, Article 10, Item 7 provides for "news website, online video and audio program service, Internet surfing service place, Internet culture operation." The Catalogue's principle is, if it is not mentioned for a certain industry in any category, it is allowed to be conducted by foreign investor or company. Website design and building service is not within the scope of any category so Xunna is allowed to enter into this industry in the PRC as foreign investor or company.
根据《外商投资产业指导目录》（"目录"），规定的行业分为三类：鼓励类，限制类和禁止类。仅仅是在禁止类中，互联网行业被提及，但是目录没有提及有关网站设计和建设服务。在目录中的禁止类的条文下，第十条第7项规定，"新闻网站、网络视听节目服务、互联网上网服务营业场所、互联网文化经营。"目录的原则是，对于某一行业，如果它没有在任何一个种类中提到，该行业允许外商投资进入。网站设计和建设服务没有在任何种类中提到，所以Xunna，作为外国投资者，在中国被允许进入该行业。

Therefore, there are no requirement of Governmental Authorizations by Governmental Agency, or restrictions or regulations, under PRC laws on the industry of website design and building in which Xunna belongs to.
因此，在中国，Xunna所从事的网站设计和建设服务，没有政府机构的政府授权要求，或限制或特别管理。

As either Xunna or its resident office, if any, is not legal entity in the PRC, there is not material adverse effect on Xunna in the PRC no matter investors for Xunna are domestic or foreign.
由于Xunna或其代表处（如果有的话），不是在中国的法人实体，所以，不管Xunna的投资人是国内的或是外国的，在中国，这些对Xunna没有重大不利影响。

According to Notice of Direct Registration for Resident Office of Foreign Enterprises in Certain Areas, "Except for special industries, foreign enterprises' resident offices will be registered directly with Administration of Industry and Commerce without approval."
根据《关于部分外国（地区）企业常驻代表机构实行直接登记的通知》，"除特殊行业企业外，外国企业在设立代表处实行直接工商登记，无需外经委审批。"

Under PRC company laws, for foreign investor or company to do business in the PRC, there are four categories of organizations to choose: wholly foreign owned enterprise,

Sino-foreign joint enterprise, Sino-foreign cooperative enterprise, and resident office. For the first three categories, it is legal entity separately under the PRC laws and for its incorporation or formation, certain requirements have to be met such as minimum registered capital. For resident office, it is procedural paper filing requirement. As long as foreign company files paperwork with administration of industry and commerce per the instruction, it will be set for resident office to be set up in term of legal requirements under the PRC laws.
根据中国公司法，外国投资者或公司在中国经营业务，有四类组织形式可以选择：外商独资企业，中外合资企业，中外合作企业和代表处。对于前三类，在中国的法律下，分别是法律实体，对于它们的成立，如注册资本最低限额等特定的要求必须被满足。对于代表处，它只需要程序性文件登记要求。只要外国公司根据要求在工商局提交所需要的文件，进行登记，在中国的法律下，即完成了设立代表处的法律要求。

This opinion relates to the PRC Laws in effect on the date hereof and there is no assurance that any of such laws will not be changed, amended or replaced in the immediate future or in the longer term with or without retrospective effect.
这个意见涉及的中国法律是在本意见发出之日生效的法律，没有任何保证这些法律在不久的将来或长期内不会改变、修改或取代或是否具有追溯效力。

This opinion is rendered only with respect to the PRC Laws and we have made no investigations in any other jurisdiction and no opinion is expressed or implied as to the laws of any other jurisdiction.
提供这个意见仅仅是有关于中国的法律，我们没有对任何其他司法管辖区进行调查，没有意见被表达或暗示有关任何其他司法管辖区的法律。

We hereby consent to the use of this opinion in, and the filing hereof as an exhibit to, the above-mentioned Form S-1, if necessary. In giving such consent, we do not thereby admit that we fall within the category of the person whose consent is required under Section 7 of the U.S. Securities Act of 1933, as amended, or the regulations promulgated thereunder.
在此，我们同意在上述提到的登记报告里使用这个意见，必要时，作为附件提交。在给予上述同意，我们并不因此承认，我们是1933年美国证券法及其修订的第7部分或其实施细则要求的范畴内的人的同意。

Yours Sincerely,
此致，

Junfeng Li, Partner
李俊峰，合伙人

Beijing Beiyuan Law Firm
北京北元律师事务所